Exhibit 10.36
Execution Version
FIFTH AMENDMENT TO SEVENTH AMENDED AND RESTATED INVENTORY FINANCING AGREEMENT AND CONSENT AGREEMENT
    THIS FIFTH AMENDMENT TO SEVENTH AMENDED AND RESTATED INVENTORY FINANCING AGREEMENT AND CONSENT AGREEMENT (this “Amendment”) dated effective as of September 30, 2023 (the “Fifth Amendment Effective Date”), is made in connection with (i) that certain SEVENTH AMENDED AND RESTATED INVENTORY FINANCING AGREEMENT (as amended, restated, amended and restated, supplemented or otherwise modified, from time to time, the “IFA”) dated as of December 29, 2021, among WELLS FARGO COMMERCIAL DISTRIBUTION FINANCE, LLC (“CDF”) as Agent (in such capacity as agent, the “Agent”) for the several financial institutions that may from time to time become party thereto (collectively, “Lenders” and individually, each a “Lender”) and Dealers that may from time to time become party thereto (collectively, “Dealers” and individually, each a “Dealer”) and (ii) that certain COLLATERALIZED GUARANTY (as amended, restated, amended and restated, supplemented or otherwise modified, from time to time, the “OBCH Guaranty”), dated October 7, 2022, made by Ocean Bio-Chem Holdings, Inc., a Delaware corporation (“OBCH”), in favor of CDF for the benefit of Lenders. All capitalized terms not otherwise defined in this Amendment shall have the respective meanings assigned to them in the IFA.
Recitals
A.Dealers have informed CDF that a Dealer, Singleton Assets & Operations LLC, a Georgia limited liability company (“SAO”), has agreed to sell certain of its assets (the “Kentucky Assets”) located at 6590 US Hwy 27, Somerset, Kentucky 42501 and 2540 KY-90, Bronston, Kentucky 42518 to Lookout Marine Sales LLC, a Kentucky limited liability company (“Kentucky Buyer”), pursuant to that certain Asset Purchase Agreement (the “Kentucky APA”) dated as of the date hereof, by and among SAO and Kentucky Buyer (such sale referred to as the “Kentucky Asset Sale”).

B.Dealers have informed CDF that a Dealer, Midwest Assets & Operations, LLC, a Delaware limited liability company, will quitclaim transfer certain assets (the “MAO Quitclaimed Assets”; and such transfer of the MAO Quitclaimed Assets referred to as the “Quitclaim Transfer”) to its Dealer affiliate, South Florida Assets & Operations, LLC, a Florida limited liability company (“SFAO” and together with SAO, the “Sellers”), has agreed to sell certain of its assets located at 3225 W. State Road 84, Davie, Florida 33312 and 3201 W. State Road 84, Davie, Florida 33312 to Bradford Marine Holding Company, LLC, a Delaware limited liability company (“Florida Buyer” and together with Kentucky Buyer, the “Buyers”) pursuant to that certain Asset Purchase Agreement (the “Florida APA” and together with the Kentucky APA, the “Purchase Agreements”), dated as of the date hereof, by and among SFAO and Florida Buyer (such sale referred to as the “Florida Asset Sale” and together with the Kentucky Asset Sale, the “Sales”).

C.In connection with the Sales, Dealers have requested that Agent release its Liens on the Collateral to be sold by SFAO to Florida Buyer pursuant to the Florida APA, including the MAO Quitclaimed Assets (such Collateral referred to as the “Transferred Collateral”).

D.Dealers have informed CDF that Dealers have caused, or are causing, certain corporate affiliates of Dealers to reorganize under the laws of the State of Delaware as limited liability companies pursuant to that certain Master Reorganization Agreement, dated as of the date hereof (such reorganization referred to as the “Reorganization”).

E.OBCH has informed CDF that, in connection with the Reorganization, OBCH has caused to be created, or is causing to be created, a new wholly owned Subsidiary named Ocean Bio-Chem Intermediate Holdings, Inc., a Delaware corporation (“Intermediate Holdings”; and such action referred to as the “Incorporation”), which holds or will hold the 21.338% of the of the Capital Securities of Holdings previously held by OBCH.

F.Pursuant to Section 7(c) of the IFA, the Sales require Agent’s prior written consent. Dealers have requested that Agent consent to the Sales and release its Liens on the Transferred Collateral, and Dealers desire to amend the IFA as set forth herein. Agent has agreed to consent to the Sales subject to the terms and condition of this Amendment.

G.Pursuant to Section 7(d)(i) of the OBCH Guaranty, the Incorporation requires Agent’s prior written consent. OBCH has requested that Agent consent to the Incorporation and Agent has agreed to consent to the Incorporation subject to the terms and conditions of this Amendment.

H. In connection with the Incorporation, Dealers have requested certain amendments to the IFA. Such amendments require Agent’s and Required Lenders’ consents. Agent hereby agrees, and has received Required Lenders’ consent for same, to amend the IFA subject to the terms and conditions of this Amendment.
Agreement
    NOW, THEREFORE, in consideration of the premises and of the mutual promises contained herein and in the IFA the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:
1.Amendments to the IFA.

a.The definition of “OBC Group” in Section 1 of the IFA is hereby deleted in its entirety and replaced with the following:
““OBC Group” means Ocean Holdings, Ocean Holdings Intermediate, OCEAN BIO-CHEM, LLC, a Florida limited liability company (and successor by conversion to Ocean Bio-Chem, Inc., a Florida corporation), STAR-BRITE DISTRIBUTING, LLC, a Delaware limited liability company (and successor by conversion to Star-Brite Distributing, Inc., a Florida corporation), STAR BRITE DISTRIBUTING (CANADA),LLC, a Delaware limited liability company (and successor by conversion to Star Brite Distributing (Canada), Inc, a Florida corporation), STAR BRITE STA-PUT, LLC., a Delaware limited liability company (and successor by conversion to Star Brite Sta-Put, Inc., a Florida corporation), KINPAK LLC, a Delaware limited liability company (and successor by conversion to Kinpak Inc., an Alabama corporation), ODORSTAR TECHNOLOGY, LLC, a Florida limited liability company, and STAR BRITE EUROPE, LLC, a Florida limited liability company (and successor by conversion to Star brite Europe, Inc., a Florida corporation), each a Subsidiary of Parent.”
b.The definition of “Ocean Holdings” in Section 1 of the IFA is hereby deleted in its entirety and replaced with the following:

“”Ocean Holdings” means Ocean Bio-Chem Holdings, Inc., a Delaware corporation.”

c.The first line of the definition of “Permitted Restricted Payments” (prior to clause (a) thereof) is hereby deleted and replaced with the following:

“means any of the following Restricted Payments made by PubCo or any of its Subsidiaries:”

d.Section 1 of the IFA shall be deemed supplemented to include the following definition:

“”Ocean Holdings Intermediate” means Ocean Bio-Chem Intermediate Holdings, Inc., a Delaware corporation, which owns, directly or indirectly, 21.338% of the Capital Securities of Holdings.”

2.Consent. Upon the terms and conditions set forth herein, Agent hereby consents to the Quitclaim Transfer, Sales, Reorganization and the Incorporation. These consents shall only be effective in this specific instance with respect to the Quitclaim Transfer, Sales, Reorganization and the Incorporation set forth above. These consents shall not entitle Dealers or Guarantors to any other or further consents, waivers or extensions in any similar or other circumstances. In no event shall these consents be deemed to be waivers of Agent’s or any Lender’s rights with respect to any breach, default or Default which exists or might exist at any time under any Loan Document, any Guaranty (as defined below) or any other document related thereto (collectively, the “Financing Documents”), whether or not known to Agent or any Lender and whether or not existing on the date of this Amendment.

3.Transferred Collateral. Upon the terms and conditions set forth herein, Agent hereby consents to the transfer of the applicable Transferred Collateral to the applicable Buyer in connection with the Sales free and clear of its Lien therein. Dealers and Guarantors hereby acknowledge and agree that the Transferred Collateral does not constitute all or substantially all of the Collateral. In connection with such consent, Agent agrees to release its Liens on the Transferred Collateral.

4.References. Each reference in the Loan Documents to the IFA shall be deemed to refer to the IFA as amended by this Amendment.

5.Ratification.

a.Each Dealer hereby ratifies and confirms the IFA as amended hereby and each other Loan Document executed by such Dealer in all respects.  All terms and provisions of the Loan Documents not specifically amended by this Amendment shall remain unchanged and in full force and effect.

b.Each Guarantor hereby (i) ratifies and confirms each of such Guarantor’s Guaranty, including, without limitation, that certain (A) the Eighth Amended and Restated Collateralized Guaranty dated December 29, 2021 executed by Holdings in favor of Agent, (B) Sixth Amended and Restated Collateralized Guaranty dated December 29, 2021 executed by Parent in favor of Agent, (C) Second Amended and Restated Collateralized Guaranty dated December 29, 2021 by PubCo in favor of Agent, (D) the Collateralized Guaranty dated October 7, 2022 by Ocean Holdings in favor of Agent, (E) Fourth Amended and Restated Guaranty dated December 29, 2021 executed by Philip Austin Singleton, Jr. in favor of Agent, and (F) Fourth Amended and Restated Guaranty dated December 29, 2021 executed by Anthony Aisquith in favor of Agent, (G) the Guaranty dated October 7, 2022 by OCEAN BIO-CHEM, LLC, STAR-BRITE DISTRIBUTING, LLC (successor by conversion to Star-Brite Distributing, Inc., a Florida corporation), KINPAK LLC (successor by conversion to Kinpak Inc., an Alabama corporation), STAR BRITE DISTRIBUTING (CANADA), LLC (successor by conversion to Star Brite Distributing (Canada), Inc, a Florida corporation), ODORSTAR TECHNOLOGY, LLC, STARBRITE STA-PUT, LLC (successor by conversion to Star Brite Sta-Put, Inc., a Florida corporation), STAR BRITE EUROPE, LLC, ALL OCEANS CLOSINGS, LLC, and DENISON YACHTING LLC (collectively, the “Ocean Guarantors”) in favor of Agent, and (H) the Guaranty dated February 14, 2023, by YACHTING PARTNERS, a Delaware general partnership, in favor of Agent (each such guaranty referred to in clauses (A) through (H) above, a “Guaranty,” and collectively, the “Guaranties”), and each other Loan Document executed by such party in all respects, (ii) agrees such Guaranty and each other Loan Document executed by such party shall remain in full force and effect, (iii) agrees that all of Dealers’ obligations under the IFA and other Loan Documents are guaranteed by such Guarantor, and (iv) represents and covenants to and with Agent that such Guarantor has no defense, claim, right of recoupment, or right of offset against Agent under such Guaranty.

c.Each Dealer and Guarantor hereby acknowledges and agrees that the transfer of the Transferred Collateral free and clear of Agent’s Liens therein shall in no manner release, affect, or impair any Liens and security interests in favor of Agent against any other property of Dealers or Guarantors (to the extent such Guarantors have granted Agent a security interest in its property). In furtherance of the reaffirmations above, and not in limitation thereof, each such Dealer and applicable Guarantor hereby reaffirm their grants of security interests in the remaining Collateral to Agent.

6.Representations and Warranties. Dealers hereby represent and warrant to Agent that:
a.Dealers have provided to Agent all executed agreements, instruments and other documents related to the Quitclaim Transfer, Sales, the Reorganization, and the Incorporation to the extent requested by Agent (collectively, the “Fifth Amendment Transaction Documents”), and all such copies are true and correct in all respects.

b.There are no Fifth Amendment Transaction Documents requested by Agent that Dealers have failed to provide to Agent, including any amendments or addendums to the Fifth Amendment Transaction Documents.

c.Each Dealer hereby represents and warrants to Agent that all representations and warranties of Dealers in the IFA are incorporated herein in full by this reference and are true and correct in all respects (if not otherwise qualified by materiality in the IFA) as of the date hereof, except to the extent such representations and warranties relate solely to an earlier date.

7.Conditions Precedent to Effectiveness of Amendment. This Amendment shall not be effective unless and until each of the following conditions precedent has been satisfied or waived in the sole and absolute discretion of Agent:

a.Agent shall have received a copy of this Amendment, duly executed by Dealers and Guarantors.

b.Agent shall have received any and all fees payable to Agent by Dealers and Guarantors in connection with this Amendment and the transactions contemplated hereby.

c.The Quitclaim Transfer and the Sales shall not have occurred prior to the date of this Amendment.

8.Covenants.

a.Within thirty (30) days of the Fifth Amendment Effective Date, Dealers shall cause Intermediate Holdings to execute and deliver to Agent a collateralized guaranty in form and substance acceptable to Agent in its sole discretion.

b.Within thirty (30) days of the Fifth Amendment Effective Date, Dealers shall cause the Ocean Guarantors to execute and deliver to Agent an amended and restated guaranty in form and substance acceptable to Agent in its sole discretion.

c.Within thirty (30) days of the Fifth Amendment Effective Date, an agreement from the landlord of 3225 W. State Road 84, Davie, Florida 33312 and 3201 W. State Road 84, Davie, Florida 33312 subordinating such landlord’s lien in the Collateral to the Lien of Agent.

9.Default. Dealers and Guarantors hereby acknowledge and agree that a breach of any of the post-closing covenants set forth in Section 8 hereof shall constitute a Default under the IFA and other Loan Documents, unless such post-close covenants or any Default occurring thereafter is waived in writing by Agent in its sole discretion.

10.Release. In consideration of the agreements of Agent contained in this Amendment and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, each Guarantor and each Dealer (collectively, the “Releasors”), on behalf of itself and its successors, assigns, and other legal representatives, hereby absolutely, unconditionally and irrevocably releases, remises and forever discharges Agent and each Lender, each of their successors and assigns, each of their respective affiliates, and their respective affiliates’ present and former shareholders, members, subsidiaries, divisions, predecessors, directors, officers, attorneys, employees, agents and other representatives (Agent, Lenders and all such other Persons being hereinafter referred to collectively as the “Releasees,” and individually as a “Releasee”), of and from all demands, actions, causes of action, suits, covenants, contracts, controversies, agreements, promises, sums of money, accounts, bills, reckonings, damages and any and all other claims, counterclaims, defenses, rights of set-off, demands and liabilities whatsoever (individually a “Claim” and collectively, “Claims”) of every name and nature, either known or unknown, both at law and in equity, which Releasors, or any of them, or any of their successors, assigns or other legal representatives may now or hereafter own, hold, have or claim to have against the Releasees or any of them for, upon, or by reason of any circumstance, action, cause or thing whatsoever which arises at any time on or prior to the date hereof, including, without limitation, for or on the account of, or in relation to, or in any way in connection with the IFA, the Loan Documents, or any other Financing Document.

11.Assignment. This Amendment shall be binding upon, inure to the benefit of and be enforceable by the parties hereto and their participants, successors and assigns.

12.Counterparts. This Amendment may be executed in any number of counterparts, each of which counterparts, once they are executed and delivered, shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same agreement. This Amendment may be executed by any party to this Amendment by original and/or facsimile signature.
[Signature pages follow]

IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment as of the date first above written.

DEALERS:
LEGENDARY ASSETS & OPERATIONS, LLC,
SINGLETON ASSETS & OPERATIONS, LLC,
SOUTH FLORIDA ASSETS & OPERATIONS, LLC,
MIDWEST ASSETS & OPERATIONS, LLC,
SOUTH SHORE LAKE ERIE ASSETS & OPERATIONS, LLC,
BOSUN’S ASSETS & OPERATIONS, LLC,
YACHTING ASSETS & OPERATIONS, LLC,
CENTRAL ASSETS & OPERATIONS, LLC, and
QUALITY ASSETS & OPERATIONS, LLC

By:	/s/ Jack Ezzell
Name:	Jack Ezzell
Title:	Chief Financial Officer

NORFOLK MARINE COMPANY

By:	/s/ Jack Ezzell
Name:	Jack Ezzell
Title:	Treasurer

CMC MARINE, LLC,
INNOVATIVE PLASTICS, LLC

By:    T-H Marine Supplies, LLC,
    a Delaware limited liability company, its Manager

By:	/s/ Jack Ezzell
Name:	Jack Ezzell
Title:	Manager

[Signature Page to Fifth Amendment to 7th A&R IFA and Consent Agreement]

T-H MARINE SUPPLIES, LLC

By:	/s/ Jack Ezzell
Name:	Jack Ezzell
Title:	Manager

[Signature Page to Fifth Amendment to 7th A&R IFA and Consent Agreement]

GUARANTORS:

ONEWATER MARINE INC.,
ONE WATER MARINE HOLDINGS, LLC,
ONE WATER ASSETS & OPERATIONS, LLC,
OCEAN BIO-CHEM HOLDINGS, INC.,
OCEAN BIO-CHEM, LLC,
ODORSTAR TECHNOLOGY, LLC,
STAR BRITE EUROPE, LLC,
ALL OCEANS CLOSINGS, LLC,
DENISON YACHTING LLC,
STAR-BRITE DISTRIBUTING, INC.,
KINPAK INC.,
STAR BRITE DISTRIBUTING (CANADA), INC.,
STARBRITE STA-PUT, INC.

By:	/s/ Jack Ezzell
Name:	Jack Ezzell
Title:	Chief Financial Officer

/s/ Philip Austin Singleton, Jr.	/s/ Anthony Aisquith
Philip Austin Singleton, Jr., as Guarantor	Anthony Aisquith, as Guarantor

[Signature Page to Fifth Amendment to 7th A&R IFA and Consent Agreement]

WELLS FARGO COMMERCIAL DISTRIBUTION
FINANCE, LLC, as Agent

By:	/s/ Thomas M. Adamski
Name:	Thomas M. Adamski
Title:	Managing Director

[Signature Page to Fifth Amendment to 7th A&R IFA and Consent Agreement]